                                                             EXHIBIT 23(h)(i)(c)

                                AMENDED EXHIBIT A

      THIS EXHIBIT A, amended and restated as of January 30, 2006, is Exhibit A to that certain Transfer Agency Services Agreement dated as of November 1, 1999 between PFPC Inc. and WT Mutual Fund.

Wilmington Short/Intermediate-Term Bond Fund                       Institutional
                                                                   Investor

Wilmington Broad Market Bond Fund                                  Institutional
                                                                   Investor

Wilmington Municipal Bond Fund                                     Institutional
                                                                   Investor

Wilmington Short-Term Bond Fund                                    Institutional
                                                                   Investor

Wilmington Large-Cap Core Fund                                     Institutional
                                                                   Investor

Wilmington Large-Cap Value Fund                                    Institutional
                                                                   Investor

Wilmington Small-Cap Core Fund                                     Institutional
                                                                   Investor

Wilmington Multi-Manager Real Estate Securities Fund               Institutional
                                                                   Investor

Wilmington Multi-Manager International Fund                        Institutional
                                                                   Investor

Wilmington Multi-Manager Large-Cap Fund                            Institutional
                                                                   Investor
                                                                   Service

Wilmington Multi-Manager Mid-Cap Fund                              Institutional
                                                                   Investor
                                                                   Service

Wilmington Multi-Manager Small-Cap Fund                            Institutional
                                                                   Investor
                                                                   Service

Wilmington Large-Cap Growth Fund                                   Institutional
                                                                   Investor

Roxbury Mid-Cap Fund                                               Institutional
                                                                   Investor

Roxbury Small-Cap Growth Fund                                      Institutional
                                                                   Investor

Roxbury Micro-Cap Fund                                             Institutional
                                                                   Investor

Wilmington Prime Money Market Fund                                 Investor
                                                                   Service

Wilmington U.S. Government Money Market Fund                       Investor

                                                                   Service

Wilmington Tax - Exempt Money Market Fund                          Investor
                                                                   Service

Wilmington Aggressive Asset Allocation Fund                        Institutional
                                                                   Investor

Wilmington Moderate Asset Allocation Fund                          Institutional
                                                                   Investor

Wilmington Conservative Asset Allocation Fund                      Institutional
                                                                   Investor

Wilmington Small-Cap Growth Fund                                   Institutional
                                                                   Investor

Wilmington Mid-Cap Core Fund                                       Institutional
                                                                   Investor

Wilmington Small-Cap Value Fund                                    Institutional
                                                                   Investor

Wilmington ETF Allocation Fund                                     Institutional
                                                                   Investor

Wilmington Tax-Managed Cap-Free Fund                               Institutional
                                                                   Investor

PFPC INC.

By:    ____________________

Name:  ____________________

Title: ____________________

WT MUTUAL FUND

By:    ____________________

Name:  ____________________

Title: ____________________